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                                                                   Exhibit 23(i)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement (No.33-3422) on Form S-4 and Registration Statement
(No. 33-52660) on Form S-8.


ARTHUR ANDERSEN LLP



Cleveland, Ohio
March 26, 1999